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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) June 24, 2004
                                                          -------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        1-14671                  04-3444269
      --------                       ---------                 ----------
(State or other Jurisdiction of     (Commission               (IRS Employer
incorporation or organization)       File Number)           Identification No.)

                 31 Court Street, Westfield, Massachusetts 01085
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)














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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         Exhibit 99.1 Press Release Dated June 24, 2004

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On June 24, 2004, Woronoco Bancorp, Inc. (the "Company"), the holding company for Woronoco Savings Bank, announced that it had signed a definitive agreement to acquire The Colton Agency, Inc., Westfield, Massachusetts. Pending regulatory approval, the acquisition is scheduled to close in the third quarter of 2004.

         The press release announcing the sale is attached as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: June 24, 2004                  By: /s/ Debra L. Murphy
                                          --------------------------------------
                                          Debra L. Murphy
                                          Executive Vice President and
                                          Chief Financial Officer